SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):May 31, 1998


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
             (Exact name of registrant as specified in its charter)


      California                     333-24111                    33-0745418
(State or other jurisdiction       (Commission                   (IRS Employer
 of incorporation)                 File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 5 ("Series 5") has acquired Local Limited Partnership Interests in Concord Apartment Partners, L.P., a Colorado limited partnership ("CONCORD"); and Hillcrest Heights, L.P., an Iowa limited partnership ("HILLCREST"). (CONCORD and HILLCREST are sometimes hereinafter referred to as the "Local Limited Partnerships.")

         CONCORD owns the Concord Apartments in Orlando, Florida; and HILLCREST owns the Hillcrest Apartments in Marshalltown, Iowa (singularly, a "Property" and collectively, the "Properties").

         The following tables contain information concerning the Properties and the Local Limited Partnerships identified herein:


                                                                                                           LOCAL
                                        ACTUAL OR                                                          LIMITED
                                        ESTIMATED     ESTIMATED                             PERMANENT      PARTNER-
            PROJECT                     CONSTRUC-     DEVELOPMENT                           MORTGAGE       SHIP'S        YEAR
LOCAL       NAME AND                    TION          COST         NUMBER OF    BASIC       LOAN           ANTICIPATED   CREDITS
LIMITED     NUMBER         LOCATION     COMPLETION    (INCLUDING   APARTMENT    MONTHLY     PRINCIPAL      TAX CREDITS   TO BE FIRST
PARTNERSHIP OF BUILDINGS   OF PROPERTY  DATE          LAND COST)   UNITS        RENTS       AMOUNT         (1)           AVAILABLE


CONCORD     Concord        Orlando      December      $1,217,878   26  1BR      $270-350    $295,000       $705,022      1996(2)
            Apartments     (Orange      1995(2)                    Units                    FTB (3)
                           County),
            5 buildings    Florida



HILLCREST   Hillcrest      Marshalltown December      $1,372,500   24  2BR      $477-527    $600,000       $959,075      1996(4)
            Apartments     (Marshall    1995(4)                    Units                    SB (5)
                           County),                                8 3BR Units
            3 buildings    Iowa


(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, Series 5 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 5 was a limited partner of the Local Limited Partnership, and during which the Property was completed and in service.

(2) The Property was owned by another local limited partnership until September 1997, when the property was acquired by a secured lender in foreclosure. CONCORD acquired the Property from that lender in January 1998.

(3) Federal Trust Bank ("FTB") will provide the mortgage loan for a term of 15 years at an annual interest rate of 8.875%. Principal and interest will be payable monthly, based on a 25-year amortization schedule. Outstanding principal will be due upon maturity.

(4) The Property was owned by another local limited partnership until July 1997, when the Property was acquired by a construction lender in foreclosure. HILLCREST was formed by the general partner of the
         Partnership (the "Fund Manager") to acquire the Property after receiving a commitment from that lender for permanent financing.

(5) Security Bank ("SB") will provide the mortgage loan for a term of 20 years at an annual interest rate of 7.375%. Principal and interest will be payable monthly, based on a 30-year amortization schedule. Outstanding principal will be due upon maturity.

Orlando (CONCORD): Orlando (population 184,000) is in Orange County, Florida, at the intersection of Interstate Highway 4 and Florida's Turnpike. The major employers for Orlando residents are Walt Disney World Co., Florida Hospital, and Orlando Regional Healthcare System.

Hillcrest (MARSHALLTOWN): Marshalltown (population 25,500) is the county seat of Marshall County, and is located in central Iowa, approximately 30 miles northeast of Des Moines, at the intersection of State Highways 14 and 330. The major employers for Marshalltown residents are Swift and Company, Fisher Controls International, and Lennox Industries.


                                      LOCAL                                                                  ESTIMATED
                                      GENERAL                       SHARING RATIOS:                          ACQUISITION
LOCAL      LOCAL                      PARTNER'S                     ALLOCATIONS (4) AND                      FEES PAYABLE
LIMITED    GENERAL       PROPERTY     DEVELOPMENT   SHARING RATIOS: SALE OR REFINANCING  SERIES 5's CAPITAL  TO FUND
PARTNER    PARTNER       MANAGER (1)  FEE (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION        MANAGER

CONCORD    New           Professional $99,732       WNC:   Greater  99.98/.01/.01        $470,185            $44,000
           Communities,  Management,                of              40/60
           LLC           Inc.                       15% or $1,000
                                                    LGP: 70%
                                                    The balance:
                                                    30/70


HILLCREST  WNC           National     $0            WNC: 90%        99.99/.01            $609,012            $57,000
           &             Management                 LGP: 10%        85/15
           Associates,   Corporation
           Inc.


(1) The maximum annual management fee payable to the property manager generally is determined pursuant to lender regulations. Each Local General Partner is authorized to employ either itself or one of its Affiliates, or a third party, as property manager for leasing and management of the Property so long as the fee therefore does not exceed the amount authorized and approved by the lender for the Property.

(2) The Local Limited Partnership will pay its Local General Partner or an Affiliate of its Local General Partner a development fee in the amount set forth, for services incident to the development and construction of the Property, which services include: negotiating the financing commitments for the Property; securing necessary approvals and permits for the development and construction of the Property; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by Series 5.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 5 ("WNC") and the Local General Partner ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of (i) Series 5,
(ii) other than with respect to HILLCREST, WNC Housing, L.P., an Affiliate of the Sponsor which is the special limited partner, and (iii) the Local General Partner.

(5) Reflects the percentage interests of (i) Series 5 and (ii) the Local General Partner(s), in any net cash proceeds from sale or refinancing of the Property, after payment of the mortgage loan and other Local Limited Partnership obligations (see, e.g., note 3), and the following, in the order set forth: the capital contributions of Series 5; and the capital contribution of the Local General Partner.

Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Pursuant to Rule 3-14(a)(1) of Regulation S-X, certain audited statements are required to be presented for the Local Limited Partnerships. The Fund Manager is not aware of any material factors relating to these Local Limited Partnerships which would cause the audited financial statements listed below not to be necessarily indicative of future operating results. The financial statements are as follows:

                  Hillcrest Apartments Project

                           To be filed upon availability.

                  Concord Apartments

                           To be filed upon availability.

         b.        Proforma Financial Information

                           To be filed upon availability.

         c.        Exhibits

                           To be filed upon availability.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

Date: June 9, 1998            By:      WNC &  Associates, Inc.,

                                       General Partner

                                       By:      /s/ JOHN B. LESTER, JR.
                                                John B. Lester, Jr.,
                                                President